SCHEDULE 14A INFORMATION

                           Proxy Statement Pursuant to
                              Section 14(a) of the
                               Securities Exchange
                                   Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant []
Check the appropriate box:

[]   Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[]   Definitive Additional Materials
[]   Soliciting Material Pursuant toss.240.14a-12


                             FULL TILT SPORTS, INC.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


     -----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No Fee required.

[]   Fee computed on table below per Exchange Act Rules 14a-6(I)(4) and 0-11.

          1) Title of each class of securities to which transaction applies:

             ------------------------------------------------------------------

          2) Aggregate number of securities to which transaction applies:

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          3)   Per unit price or other underlying value of transaction  computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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          4)   Proposed maximum aggregate value of transaction:

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          5)   Total fee paid:

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[]   Fee paid previously with preliminary materials.

[] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:

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          2)   Form, Schedule or Registration Statement No.:

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          3)   Filing Party:

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          4)   Date Filed:

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


                             FULL TILT SPORTS, INC.

                          212 North Wahsatch, Suite 205
                        Colorado Springs, Colorado 80903

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                 August 23, 2000

     The annual meeting of shareholders of Full Tilt Sports, Inc., a Colorado corporation, will be held at our principal executive offices located at 212 North Wahsatch, Suite 205, Colorado Springs, Colorado 80903 on Wednesday, August 23, 2000, at 10:00 a.m., mountain daylight time, for the following purposes:

     1. To elect four members of the Board of Directors to serve until the next annual meeting of shareholders and until their successors are elected;

     2. To consider and vote upon Articles of Amendment to the Articles of Incorporation to change our name to FTS Apparel, Inc.;

     3. To ratify the appointment of Stark Tinter & Associates, LLC as our independent accountants for the fiscal year ending December 31, 2000; and

     4. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Only shareholders of record on our books on the record date, at the close of business on July 25, 2000 are entitled to notice of and to vote at the annual meeting.

     All shareholders are invited and urged to attend the meeting in person. EVEN IF YOU EXPECT TO ATTEND THE MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN, DATE, AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED, PRE-ADDRESSED ENVELOPE. If you attend the meeting, you can revoke your proxy and vote in person.

     A proxy statement explaining the matters to be acted upon at the meeting follows. Please read it carefully.

                                        By Order of the Board of Directors,


                                        /s/ Joseph F. DeBerry
                                        ----------------------------
Date: August 3, 2000                    Joseph F. DeBerry, Vice President,
                                        Secretary and Treasurer

                                 PROXY STATEMENT

                             FULL TILT SPORTS, INC.
                         Annual Meeting of Shareholders
                                 August 23, 2000

                               GENERAL INFORMATION

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Full Tilt Sports, Inc., a Colorado corporation, for the annual meeting of shareholders to be held at our principal executive offices located at 212 North Wahsatch, Suite 205, Colorado Springs, Colorado 80903, on Wednesday, August 23, 2000, at 10:00 a.m., mountain daylight time, and at any adjournments of the meeting. This proxy statement and the enclosed form of proxy are being sent to shareholders on or about August 3, 2000.

     If the enclosed proxy is properly executed and returned in time to be voted at the meeting, the shares represented will be voted in accordance with the instructions contained therein. Executed proxies that contain no instructions will be voted for the election of all nominees named herein as directors, and for the adoption of the Articles of Amendment to the Articles of Incorporation to change our name to FTS Apparel, Inc., and for the ratification of the appointment of Stark Tinter & Associates, LLC as our independent auditors.

     Shareholders who execute proxies for the annual meeting may revoke their proxies at any time prior to the exercise of the proxies by delivering written notice of revocation to us at our above address, or by delivering a duly executed proxy bearing a later date, or by attending the meeting and voting in person.

     The cost of the meeting, including the cost of preparing and mailing this proxy statement and proxy, will be borne by us. We will use the services of our directors, officers, employees and contractors to solicit the proxies, personally or by telephone, at no additional salary or compensation. We will also request banks, brokers and others who hold common shares in nominee names, to distribute proxy soliciting materials to beneficial owners and we will reimburse such banks and brokers for reasonable out-of-pocket expenses which they may incur in so doing.

     Only holders of record of our stock, par value .001 per share on the record date, July 25, 2000, are entitled to receive notice and to vote at the annual meeting. On the record date there were a total of 7,697,513 shares outstanding, comprised of 7,647,513 common shares and 50,000 preferred shares. Each common share and preferred share is entitled to one vote each.

     The holders of a majority of the outstanding shares will constitute a quorum for the transaction of business at the annual meeting. Since our officers and directors are holders of a majority of the outstanding shares, the officers and directors have a sufficient number of votes to approve all of the proposals in this proxy statement.

     Brokers who hold common stock in street name and do not receive instructions from their clients on how to vote on a particular proposal are permitted to vote on routine proposals but not on nonroutine proposals. The absence of votes on nonroutine proposals are "broker nonvotes." Abstentions and broker nonvotes will be counted as present for purposes of establishing a quorum, but will have no effect on the election of directors or any other matter voted on at the meeting because they will not be counted as votes for or against any matter.


                                 PROPOSAL NO. 1
                                 --------------
                              ELECTION OF DIRECTORS
                              ---------------------


Directors and Executive Officers

     The following table reflects our directors and executive officers as of the date of this proxy statement. All of our current directors have served on the Board since our inception on June 30, 1997, except for LeRoy Landhuis who has served on the Board since April 19, 2000. All current directors are nominees for reelection at the annual meeting.

Name                       Age      Position
----                       ---      --------

LeRoy Landhuis             45       Chairman of the Board of Directors, Chief
                                    Executive Officer

Roger K. Burnett           30       President, Chief Financial Officer and
                                    Director

J. Fisher DeBerry          61       Executive Vice President and Director

Joseph F. DeBerry          29       Vice President, Secretary, Treasurer and
                                    Director

     Messrs. Burnett, Joseph DeBerry and J. Fisher DeBerry should be considered "founders" and "parents" (as such terms are defined by rule under the Securities Exchange Act of 1934, as amended), inasmuch as each has taken initiative in founding and organizing our business.

     Messrs. Burnett and Joseph DeBerry presently serve pursuant to written employment agreements, effective September 1, 1999, for a term of 12 months, which shall continue thereafter on a year to year basis, unless terminated by us or the employee. Mr. Fisher DeBerry serves at the will of the Board of Directors. All of the directors are currently serving a term of office until this annual meeting and until their successors are duly elected and qualified, or until they resign or are removed.

     The following represents a summary of the business history of each of the current directors for the last five years:

LEROY LANDHUIS. Mr. Landhuis is the president of The Landhuis Company, Inc., a privately held real estate development company located in Colorado Springs, Colorado. Mr. Landhuis has held that position from 1982 to the present, and is responsible for that company's commercial and residential development projects. Mr. Landhuis is also on the board of directors of several national profit and no-profit companies advising on economic development issues. From 1977 to 1982, Mr. Landhuis was a sales associate real estate broker in Colorado. From 1973 to 1977, Mr. Landhuis served in the U.S. Air Force.

ROGER K. BURNETT. Mr. Burnett graduated from Stanford University,  in Palo Alto,
     California, with a Bachelor of Arts in Business, where he was a two time Collegiate All-American at shortstop. From 1991 to 1995, Mr. Burnett was a member of the New York Yankees farm organization, playing short stop at the Single A and Double A level of that organization. From 1996 until our inception, Mr. Burnett worked on researching and developing our concept and the feasibility of our business.

J. FISHER DeBERRY. Fisher DeBerry has been the head football coach for the Air Force Academy in Colorado Springs for fourteen years. In that capacity, he oversees a staff of assistant coaches, and together with the athletic director and university president, is responsible for all decisions affecting the football team. During his tenure with the Air Force Falcons, Mr. DeBerry has compiled a record of 104 wins and 56 losses, eleven of his thirteen teams having achieved a winning record and nine receiving a bowl bid. Prior to his position as head football coach, Mr. DeBerry was an assistant from 1980 to 1983. Mr. DeBerry will assist in our marketing and program development.

JOSEPH F. DeBERRY. Mr. DeBerry also played professional baseball from 1991 to 1995, as a member of the Cincinnati Reds and New York Yankees farm organizations. His most recent position was with the Kansas City Royals Double A farm organization, which he concluded early in 1997. Mr. DeBerry attended college at Clemson University where he was twice named to the College All-American baseball team and participated in the 1991 College Baseball World Series. Prior to that, he was a stand-out athlete at Air Academy High School in Colorado Springs.

     Joseph  DeBerry  is  the  son  of  J.  Fisher  DeBerry.   No  other  family
relationships exist between any of the officers and directors.

     If a quorum is present, directors are elected by a plurality of votes (i.e. the four candidates receiving the highest number of votes will be elected to the Board of Directors). The Board of Directors unanimously recommends a vote for the nominees listed above.

Board of Directors' Meeting and Committees

     During the period ended December 31, 1999, our Board of Directors held no meetings, but took action fourteen times by unanimous written consent. The Board of Directors is not presently comprised of any committees. Rather, the entire Board considers all matters presented for consideration. However, the Board may appoint an audit, compensation or such other committees as it deems appropriate in the future.


Management Remuneration

     The following table is a summary of the compensation paid to our Chief Executive Officer and other executive officers who received cash compensation (the "Named Executive Officers") during the period from our inception, June 30, 1997, to the end of the fiscal year, December 31, 1999. Except as listed below, there are no bonuses, other annual compensation, restricted stock awards or stock options/SARs or any other compensation paid to the Named Executive Officers.

                           Summary Compensation Table

                                                    Long-term Compensation -
Name and Position             Year     Salary     Securities Underlying Options
-----------------             ----    --------    -----------------------------

Roger K. Burnett              1997    $10,000
President, and Chief          1998     30,000
Financial Officer             1999     30,000      200,000 Common Shares

Joseph F. DeBerry             1997     10,000
Vice President, Secretary     1998     30,000
and Treasurer                 1999     30,000      200,000 Common Shares


     The following table is a summary of the stock options granted to the Named Executive Officers in fiscal year 1999, as well as the exercise share per price and the expiration date of those options.

                      Option/SAR Grants in Last Fiscal Year
                               (Individual Grants)

--------------------------------------------------------------------------------------------------
Name                       Number of        Percent of total           Exercise or      Expiration
                           Securities       options/SARs granted       base price       date
                           Underlying       to employees in fiscal     ($/Sh)
                           Options/SARs     year
                           Granted (#)
-------------------------------------------------------------------------------------------------------
Roger K. Burnett           200,000           50.0%                     $1.50            June 30, 2007
Joseph F. DeBerry          200,000           50.0%                     $1.50            June 30, 2007


     The following table is a summary of the value of the options granted to employees in fiscal year 1999, based upon the latest average trading price of our stock.

                          Fiscal Year End Option Value

                         Number of Shares
                         Underlying Unexercised        Value of Unexercised
                         Options at FY-End             Options at FY-End
                         Exercisable                   Exercisable/Unexercisable

Roger K. Burnett           200,000                           (1)$0
Joseph F. DeBerry          200,000                           (1)$0




----------------------------
     (1) Based upon the mean between the closing bid and asked prices of our common stock on July 31, 2000.
----------------------------

     Messrs. Burnett and Joseph DeBerry presently serve pursuant to one year employment agreements, effective September 1, 1999. These employment agreements provide annual compensation in the amount of $30,000 to each of these employees. These employees are each entitled to participate in health insurance and other benefit plans maintained for employees, and to be reimbursed for reasonable out-of-pocket expenses incurred on our behalf. The employment agreements may also be terminated by us for cause, or by the employee upon not less than sixty days advance written notice. These employees are also entitled to participate in the Non-Qualifying Stock Option and Stock Grant Plan discussed below.

     LeRoy Landhuis, Chairman and Chief Executive Officer, is providing management consulting services for a two year period commencing January 1, 2000. For his services in the first year Mr. Landhuis received 315,201 shares of common stock, and for his services in the second year Mr. Landhuis will receive $220,00 payable in cash or common stock at our discretion. The payment in common stock would be valued at 75% of the average between the bid and ask prices of our common stock at year end December 31, 2000.


Stock Option Plan

     We have adopted a Non-Qualified Stock Option and Stock Grant Plan (the "Plan") for the benefit of key personnel and others providing significant services to the Company. An aggregate of 2,500,000 shares of Common Stock has been reserved for issuance under the Plan, as amended.

     The Plan is administered by the Board of Directors, which selects optionees and recipients of any stock grants, the number of shares and the terms and conditions of any options or grants to key persons defined in the Plan. In determining the value of services rendered for purposes of awards under the Plan, the Board considers, among other things, such person's employment position and relationship with our business, his duties and responsibilities, ability, productivity, length of service or association, morale, interest in our business, recommendation by supervisors and the value of comparable services rendered by others in the community. All options granted pursuant to the Plan are exercisable at a price not less than the fair market value of the shares of common stock on the date of grant.

     There is no taxable income to an optionee as a result of the grant of a Non-Qualified Stock Option unless the grant is at less than fair market value. However, an optionee incurs taxable income upon the exercise of a Non-Qualified Stock Option based on the difference between the fair value of the stock at the time of exercise and the exercise price. We are not entitled to a tax deduction upon the grant of a Non-Qualified Stock Option, but is entitled to a tax deduction upon exercise corresponding to the optionee's taxable income. In 1999, there were options for 1,035,000 granted and outstanding under the plan for exercise prices ranging from $1.13 to $2.75 per share. There was also 469,022 shares for services issued under the plan in 1999.


Compensation of Directors

     None of the directors receive any additional compensation for their services as directors.


Security Ownership of Certain Beneficial Owners and Management

         As of June 30, 2000, there were a total of 7,647,513 shares of common stock and 50,000 Series A Preferred Shares outstanding, the only classes of voting securities currently outstanding. The common shares and the preferred shares vote together as a single class, and each share is entitled to one vote.

     The following table sets forth the beneficial ownership of our equity securities by (i) each Named Executive Officer and each director; (ii) each person who owns beneficially more than 5% of our outstanding common stock; and
(iii) all directors and executive officers as a group. There are no officers or directors who own preferred stock and no holders of preferred stock who own beneficially more than 5% of the voting securities outstanding, and the table does not reflect up to 2,500,000 shares of common stock underlying our stock option plan, of which options for 1,030,000 common shares are outstanding.

     The shareholders listed below have sole voting and investment power. The address of each of the beneficial owners, officers and directors is 212 North Wahsatch, Suite 205, Colorado Springs, Colorado 80903, except as indicated below. All ownership of securities is direct ownership unless otherwise indicated.

Name and address of                        Shares Beneficially Owned
Executive Officers and Directors            Number          Percentage
---------------------------------          ---------        ----------

LeRoy Landhuis(1)                          4,763,256         54.85%
Roger K. Burnett(2)                          854,618         10.89%
Joseph F. DeBerry(2)                         764,618          9.74%
J. Fisher DeBerry(3)                         825,000         10.75%

All Officers and Directors
      as a Group (4 individuals)           7,207,492         86.23%


----------------------------
     (1) Includes warrants to purchase up to 1,036,000 shares of common stock, exercisable immediately for an exercise price of $1.50 per share, and expiring on April 19, 2010.

      (2) Includes options for 200,000 shares of Common Stock, exercisable immediately for an exercise price of $1.50 per share, and expiring on June 30, 2007.

     (3) Includes options for 25,000 shares of Common Stock, exercisable immediately for an exercise price of $1.50 per share, and expiring on June 30, 2007.
----------------------------


Changes in Control

     Effective April 19, 2000, we completed the sale of 3,594,256 shares of common stock to LeRoy Landhuis, an existing shareholder, which has provided Mr. Landhuis a majority control in the voting of our affairs and business. Mr. Landhuis beneficially owns 4,763,256 shares, consisting of 133,000 shares owned before the transaction, 3,594,256 shares acquired in the transaction, and an additional 1,036,000 shares that may be acquired upon exercise of a common stock purchase warrant. The warrant grants Mr. Landhuis the right to acquire up to an additional 1,036,000 shares of common stock for the price of $1.50 per share, effective immediately and until April 19, 2010. Upon exercise of the warrant, Mr. Landhuis's share ownership will represent 54.7% of our issued and outstanding voting stock. Pending issuance of any additional stock, this provides Mr. Landhuis control of a majority of our outstanding voting stock.

     The aggregate consideration for the above transaction was $1,343,780. This consideration consisted of $1,000,000 in cash which Mr. Landhuis obtained from his personal funds; payment of rent valued at $193,744, for our office facilities for a two year term; office equipment and improvements valued at $32,192; and consulting services from Mr. Landhuis valued at $117,844.

     Contemporaneously with the closing of the above transaction, we agreed to effectuate a change in management. Mr. Landhuis's subscription agreement provides that Mr. Landhuis would be elected as Chairman of the Board of Directors at the closing of the transaction. The agreement also provides that the remaining seats on the Board shall be occupied by a nominee of Mr. Landhuis's choice, Roger K. Burnett, Joseph F. DeBerry, and J. Fischer DeBerry. Mr. Landhuis, Roger K. Burnett, Joseph F. DeBerry, and J. Fischer DeBerry have agreed to vote their shares to nominate, vote and maintain the above individuals as members of the Board for a period of two years from the above closing. As of the filing of this proxy statement, Mr. Landhuis has not designated his nominee and Mr. Landhuis has not indicated that he plans to propose his nominee for election at the annual meeting.


Certain Relationships and Related Transactions

     In April, 2000 in an effort to satisfy our working capital needs, we sold an aggregate of 3,594,256 shares of our common stock to LeRoy Landhuis as above mentioned. The sale was made pursuant to a Subscription Agreement effective April 19, 2000 pursuant to Rule 506 of Regulation D of the Securities Act of 1933, as amended. All of the shares sold in the transaction were restricted within the meaning of the 1933 Act and bear the restrictive legend as required by Rule 144 under the Securities Act of 1933, as amended.

     In 1999 our offices were located at 5525 Erindale Drive, Suite 200, Colorado Springs, Colorado 80918, in space that was subleased from MCM for the monthly rental of $2000. This rent was in addition to the fees paid for services under the Administrative Services Agreement above. We signed a one year lease on February 1, 1999 for this space, and did not renew this lease upon its expiration. Commencing on February 1, 2000, we changed the location of our principle offices to 212 N. Wahsatch Ave., Suite 205, Colorado Springs, Colorado 80903 and have executed a three year lease agreement for this location. The offices are located in 6,000 square feet of office space and are leased from The Landhuis Company for the monthly rental of $7,750 per month. We anticipate that this office space will be adequate for the term of the lease.

     In 1999 our Administrative Services Agreement with MCM Capital Management, Inc. of Colorado Springs expired and this agreement was not renewed. Under the agreement MCM had assisted us with our bookkeeping, secretarial, and administrative needs, provided storage and warehouse space as well as on an as-needed basis for a period of one year at a rate of $2,500 per month beginning January 1, 1998. During the years ended December 31, 1998 and 1999, $60,000 was paid to MCM under this agreement. Mr. Conrad, a former director and former 5% beneficial owner, and Mr. McElhaney, a former director and former 5% beneficial owner, were also officers, directors and principal shareholders of MCM Capital Management, Inc.

     On April 1, 1999 options to purchase shares of common stock were granted to the officers, directors and 5% beneficial owners to acquire shares of common stock for the purchase price of $1.50 per share exercisable until June 30, 2007. Roger K. Burnett, President and Director, was granted 200,000 options; Joseph F. DeBerry, Vice President and Director was granted 200,000 options; J. Fischer DeBerry, Vice President and Director was granted 25,000 options; and Bill M. Conrad, a former director was granted 200,000 options.

     All these transactions were approved by a majority of the disinterested directors at that time. The Board of Directors is of the opinion that each of these transactions were no less favorable than could be obtained from an unaffiliated third party.


Compliance with Section 16(a) of the Securities Exchange Act of 1934

     The following table sets forth each director, officer or beneficial owner of more than ten percent of any class of equity securities of the registrant registered pursuant to Section 12 that failed to file on a timely basis, Forms 3, 4 of 5 as required by Section 16(a) during the most recent fiscal year or prior years.

Name of              Late      Late      Late
Reporting Person    Form 3    Form 4    Form 5     Transactions
----------------    ------    ------    -------    ------------
Roger K. Burnett      0         1          0            1
Joseph F. DeBerry     0         2          0            2
J. Fischer DeBerry    0         1          0            1



                                 PROPOSAL NO. 2
                                 --------------
                        ADOPTION OF ARTICLES OF AMENDMENT
                        ---------------------------------
                        TO THE ARTICLES OF INCORPORATION
                        --------------------------------

     We have been producing, marketing and distributing our products under the FTS Apparel trademark and logo. In addition, we have registered FTS Apparel, Inc. as our trade name in Colorado and have been conducting business under this name. Therefore, our Board of Directors believes it is in our best interest to change our name to FTS Apparel, Inc.

     As our business is to promote and sell products under this trademark, we believe this is prudent to avoid any confusion with the our customers and the public generally, and to give us a closer identity with our trademark. The name change would be accomplished by adopting the Articles of Amendment to the Articles of Incorporation attached as Exhibit "A" to this proxy statement.

     The Board of Directors has adopted the Articles of Amendment to the Articles of Incorporation, subject to approval of the shareholders at the annual meeting. Upon approval by the shareholders at the annual meeting, the Articles of Amendment to the Articles of Incorporation will be filed with the Colorado Secretary of State immediately following the meeting.

     The affirmative vote of a majority of the votes represented in person or by proxy at the annual meeting is required for the adoption of the proposed Articles of Amendment to the Articles of Incorporation. The Board of Directors recommends a vote for the proposed Articles of Amendment to the Articles of Incorporation, and proxies solicited by the Board of Directors will be so voted in the absence of instructions to the contrary.

                                 PROPOSAL NO. 3
                                 --------------
                       APPOINTMENT OF INDEPENDENT AUDITORS
                       -----------------------------------

     The Board of Directors has appointed Stark Tinter & Associates, LLC to audit our financial statements for the current fiscal year, and solicits the ratification of this appointment by the shareholders. Neither such firm, any of its members nor any of their associates, has or has had during the past four years, any financial interest in our business or affairs, direct or indirect, or any relationship with us other than in connection with their duties as auditors and accountants.

     On January 4, 2000, the Board of Directors approved the engagement of Stark Tinter & Associates LLC as our principal accountant and independent auditors for the year ending December 31, 1999, and simultaneously accepted the resignation of Kish Leake & Associates, P.C. as our principal accountant and auditors. Kish Leak & Associates, P.C. stated as its reason for its resignation that it would no longer engage in providing audit services to public companies.

     The reports of Kish Leake & Associates, P.C. for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     In connection with the audits of our financial statements for the fiscal year ended December 31, 1998, and the period from inception (June 30, 1997) to December 31, 1997, there were no disagreements with Kish Leak & Associates, P.C. on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedure which, if not resolved to the satisfaction of Kish Leake & Associates, P.C., would have caused Kish Leake & Associates, P.C. to make reference to the matter in their report. Further, there were no reportable events as that term is described in Item 304(a)(1)(v) of Regulation S-K.

     Representatives of Stark Tinter & Associates, LLC are expected to be present at the annual meeting to respond to shareholders' questions and to make any statements they consider appropriate.

     The affirmative vote of a majority of the votes represented in person or by proxy at the annual meeting is required for the adoption of the proposed appointment of the independent auditors. The Board of Directors recommends a vote for the proposed appointment of independent auditors, and proxies solicited by the Board of Directors will be so voted in the absence of instructions to the contrary.

                                 OTHER BUSINESS

     At the date of the mailing of this proxy statement, we are not aware of any business to be presented at the annual meeting other than the proposals discussed above. If other proposals are properly brought before the meeting, any proxies returned to us will be voted as the proxy holders see fit.


                          ANNUAL REPORT TO SHAREHOLDERS

     Our Annual Report to the Shareholders for the period ended December 31, 1999, which includes our Annual Report to the Securities and Exchange Commission on Form 10-KSB and Form 10KSB/A is included with this proxy statement.


                                            BY ORDER OF THE BOARD OF DIRECTORS:

                                            /s/ Joseph F. DeBerry
                                            -----------------------------------
Date: August 3, 2000                        Joseph F. DeBerry, Vice President,
                                            Secretary and Treasurer

                                   EXHIBIT "A"

                              ARTICLES OF AMENDMENT
                                     TO THE
                          ARTICLES OF INCORPORATION OF
                             FULL TILT SPORTS, INC.
                             ----------------------


     FULL TILT SPORTS, INC., a Colorado corporation, having its principal office at 212 North Wahsatch, Suite 205, Colorado Springs, Colorado 80903 (hereinafter referred to as the "Corporation") hereby certifies to the Secretary of State of Colorado that:

     FIRST: The Corporation desires to amend its Articles of Incorporation in accordance with Section 7-110-106 of the Colorado Business Corporation Act, as currently in effect as hereinafter provided.

     SECOND: The provisions set forth in these Articles of Amendment to the Articles of Incorporation amend and supersede the original provisions of the Articles of Incorporation.

     THIRD: The Articles of Incorporation of the Corporation are hereby amended by striking in their entirety Article FIRST, inclusive, and by substituting in lieu thereof the following:

     "FIRST: The name of the Corporation is FTS Apparel, Inc."

     FOURTH: The amendment was advised to the stockholders by written informal action, unanimously taken by the Board of Directors of the Corporation, pursuant to and in accordance Section 7-108-202 and Section 7-110-103 of the Colorado Business Corporation Act on the 14th day of July, 2000.

     FIFTH: The amendment was adopted by formal action taken by the shareholders of the Corporation at the annual shareholders meeting on August 23, 2000, pursuant to and in accordance with Section 7-107-101 of the Colorado Business Corporation Act, and the number of votes cast approving the amendment was sufficient for approval under the provisions of Section 7-110-103 of the Colorado Business Corporation Act.

     IN WITNESS WHEREOF, the undersigned, the President, has executed these Articles of Amendment to the Articles of Incorporation effective this 23rd day of August, 2000, and acknowledges that these Articles are the act and deed of Full Tilt Sports, Inc., that the matters and facts set forth herein with respect to authorization and approval are true in all material respects.


                                                -------------------------------
                                                Roger K. Burnett, President

Attest:
        ----------------------------
        Joseph F. DeBerry, Secretary

PROXY                                                                      PROXY

                             FULL TILT SPORTS, INC.
                         Annual Meeting of Shareholders
                                 August 23, 1999

     This Proxy is solicited on behalf of the Board of Directors of the Company.

     The undersigned hereby appoint Roger K. Burnett, Joseph F. DeBerry, or either of them, as Proxies and authorizes them to represent and vote, as designed below, all Common or Preferred Shares of Full Tilt Sports, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders and at any adjournments thereof, with respect to the matters set forth below and described in the Proxy Statement dated August 3, 1999. If no indication is made, this Proxy will be voted in favor of the proposal.


Proposal No. 1:

     Election of Director nominees: LeRoy Landhuis, Roger K. Burnett, J. Fisher DeBerry and Joseph F. DeBerry.

FOR all  nominees ____  WITHOLD authority to ____  FOR all nominees, except ____
                        vote for nominees          vote withheld for those
                                                   nominees named below:

                                                   _____________________________
                                                   Nominee Exceptions

Proposal No. 2:

     To approve and adopt, the Articles of Amendment to the Articles of Incorporation, dated August 23, 2000 to change the name of the Company to FTS Apparel, Inc.

FOR _____         AGAINST _____           ABSTAIN _____


Proposal No. 3:

     Ratification of the appointment of Stark Tinter & Associates, LLC as independent accountants of Full Tilt Sport, Inc. for the year ending December 31, 2000.

FOR _____         AGAINST _____           ABSTAIN _____


     In their discretion, the proxies are authorized to vote on such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

     This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no indication is made, this Proxy will be voted FOR all Proposals.


Date:  August ____, 2000

-------------------------------          ---------------------------------------
Print Name                               Signature


-------------------------------          ---------------------------------------
Social Security Number                   Signature if held jointly


-------------------------------
Address


     Please sign exactly as your name appears on the Company's stock registry, and print your name, social security number and address where indicated. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a Corporation, please sign in full corporate name by President or other authorized person, and include FEIN.


                    PLEASE MARK, SIGN, DATE AND RETURN THIS
              PROXY USING THE ENCLOSED POSTAGE PRE-PAID ENVELOPE.


PROXY                                                                      PROXY